EQ ADVISORS TRUSTSM – TACTICAL MANAGER PORTFOLIOS

SUPPLEMENT DATED AUGUST 14, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013 of EQ Advisors Trust (“Trust”) regarding the Tactical Manager Portfolios. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to (i) the management fees payable by the Tactical Manager Portfolios and (ii) a change to the administrative services fee payable by the Tactical Manager Portfolios.

The section of the Prospectus entitled “Management of the Trust – Management Fees” is revised to include the following information:

Effective September 1, 2011, the annual contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each of the Tactical Manager Portfolios is: 0.45% of the first $3 billion average net assets; 0.43% on the next $4 billion of average daily net assets; and 0.41% on the next $3 billion of average daily net assets; and 0.40% on the average daily net assets thereafter.

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The fourth paragraph in the section of the Prospectus entitled “Management of the Trust – Management Fees” is hereby deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, effective September 1, 2013, each Portfolio pays FMG LLC its proportionate share of a contractual fee that is equal to an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; 0.110% on the next $5 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter, plus $32,500 for each Portfolio whose total average annual net assets are less than $5 billion.